Interest Expenses, Net	12 Months Ended
Dec. 31, 2025
Interest Expenses, Net [Abstract]
INTEREST EXPENSES, NET

18. INTEREST EXPENSES, NET

	For the years ended December 31,
Nature	2025	2024	2023
Interest expenses on various loans and others	$(9,823)	$(2,756)	$(4,531)
Interest income on cash deposits in banks	21	65	1,283
Total	$(9,802)	$(2,691)	$(3,248)

Interest expense primarily consists of interest accrued on various borrowings, including loans from a third party (refer to Note 12, Loans from a Third Party) and interest expense accrued on Jinghong Dispute, Loop Dispute and others (refer to Note 15 Accrued expenses and other current liabilities).